ABSOLUTE CAPITAL OPPORTUNITIES FUND (the “Fund”)

Supplement dated February 5, 2016 to the Prospectus dated December 30, 2015

On December 15, 2015, Kovitz Investment Group, LLC (“Kovitz”), an investment subadviser to the Fund, advised the Board of Trustees (“Board”) of Forum Funds (“Trust”) that Kovitz expected to enter into an arrangement that would cause Kovitz to undergo a change in control, resulting in the automatic termination of the investment subadvisory agreement between Absolute Investment Advisers LLC (“Absolute”) and Kovitz.

In anticipation of the change in control of Kovitz, and to provide for continuity of management, on December 30, 2015, the Board approved the termination of the existing subadvisory agreement between Absolute and Kovitz and approved an interim investment subadvisory agreement between Absolute and Kovitz (“Interim Agreement”), effective as of the close of the change in control transaction. The Interim Agreement will remain in effect for no more than 150 days from its effectiveness, or until the Board approves a new investment subadvisory agreement for the Fund, whichever is earlier. Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, Absolute, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Subadvisers for the Fund without obtaining approval of Fund shareholders.

As a result of the changes described above, the Prospectus is supplemented as follows:

1.	The sub-section entitled “Subadvisers” in the section entitled “Management” of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers. Kovitz Investment Group Partners, LLC and St. James Investment Company, LLC are the Subadvisers to the Fund.

2.	The sub-section entitled “The Adviser and Subadvisers” in the section entitled “Management” of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadvisers

The Fund's investment adviser is Absolute Investment Advisers LLC, 18 Shipyard Drive, Suite 3C, Hingham, MA 02043 (“Absolute” or “Adviser”). Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of December 31, 2015, Absolute had approximately $975 million of assets under management.

Absolute is registered as an investment adviser under the Investment Advisers Act of 1940. The Trust, on behalf of the Fund, has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act and Absolute is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

The contractual advisory fee is 1.60% of the Fund’s average annual daily net assets. Absolute pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. In addition, Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.95% through August 1, 2017 (the “Expense Cap”). The Fund has agreed to repay Absolute for any advisory fees forgone and any operating expenses that Absolute reimburses under the expense limitation agreement, provided that the repayments do not cause the Fund’s total operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses) to exceed the annual rate of average daily net assets for the Fund and the repayments are made within three years of the date on which they are incurred. Absolute may look only to the assets attributable to the Fund when  seeking to exercise its recoupment privilege. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

The Fund has not yet commenced operations prior to the date of this Prospectus. Accordingly, no subadvisory fees have been paid to the Subadvisers. The Adviser compensates each Subadviser from the advisory fees received by the Adviser. The aggregate subadvisory fees paid may change over time due to a number of factors such as subadvisory fee waivers or the addition or subtraction of subadvisers with varying management fees. It is expected that the aggregate fees paid to the Subadvisers will be approximately 0.75% of the Fund’s average daily net assets.

A discussion summarizing the basis on which the Board approved the Fund Investment Advisory Agreement with Absolute and the Fund Sub-Advisory Agreements between Absolute and the Subadvisers will be available in the Fund’s first report to shareholders.

Subject to the general oversight of the Board, Absolute is directly responsible for making the investment decisions for the Fund and Absolute retains overall supervisory responsibility of the general management and investment of the Fund’s assets. Absolute delegates the day-to-day management of the Fund to a combination of the following Subadvisers.

Subadviser	Investment Strategy
Kovitz Investment Group Partners, LLC 115 South LaSalle Street, 27th Floor Chicago, IL 60603	Fundamental Long/Short Equity
St. James Investment Company, LLC 3838 Oak Lawn Avenue, Suite 1414 Dallas, TX 75219	Concentrated Equity

Kovitz Investment Group Partners, LLC commenced operations in 2003 as Kovitz Investment Group, LLC and provides investment advisory services for corporations, individuals, pension and profit sharing plans and other pooled investment vehicles.

St. James Investment Company, LLC was founded in 1999 and manages assets for institutional clients, high-net worth individuals and mutual funds.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Absolute, subject to Board approval, may enter into new or modified subadvisory agreements with existing or new Subadvisers for the Fund without the approval of Fund shareholders (“Exemptive Relief”). Absolute is ultimately responsible, subject to the oversight of the board, for overseeing the Subadvisers and recommends their hiring, termination and replacement. Pursuant to the Exemptive Relief, the Fund will notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser.

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For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE CAPITAL OPPORTUNITIES FUND (the “Fund”)

Supplement dated February 5 2016 to the Statement of Additional Information (“SAI”) dated December 30, 2015

1.	The definition of “Subadviser” in the section entitled “Key Defined Terms” of the SAI is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Kovitz Investment Group Partners, LLC andSt. James Investment Company, LLC, the Fund’s subadvisers.

2.
The table entitled “Ownership of the Adviser and Subadvisers” in the sub-section entitled “F. Investment Adviser” in the section entitled “Board of Trustees, Management and Service Providers” of the SAI is hereby deleted in its entirety and replaced with the following:

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None
Subadvisers	Controlling Persons/Entities
Kovitz Investment Group Partners, LLC	Focus Financial Partners, LLC
St. James Investment Company, LLC	Robert J. Mark

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For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.